Exhibit 99.2

On July 29, 2014, XPO Logistics, Inc. (“XPO Logistics” or “XPO” or the “Company”), entered into a definitive Agreement and Plan of Merger (the “New Breed Agreement”) with New Breed Holding Company (“New Breed”) providing for the acquisition of New Breed by XPO (the “New Breed Transaction”). New Breed is one of the preeminent U.S. providers of non-asset based, highly engineered contract logistics for multinational corporations. New Breed’s service offering includes omni-channel distribution, reverse logistics, transportation management, freight bill audit and payment, lean manufacturing support, aftermarket support and supply chain optimization for customers in technology, telecom, e-commerce, aerospace and defense, medical equipment and manufacturing. A copy of the New Breed Agreement was filed with the Form 8-K filed with the SEC on July 30, 2014. The closing of the transaction was effective September 2, 2014.

In conjunction with the New Breed Agreement, the Company entered into a subscription agreement with Louis DeJoy, the Chief Executive Officer of New Breed. Pursuant to the subscription agreement, Mr. DeJoy purchased $30.0 million of unregistered XPO common stock at a per share purchase price in cash equal to (1) the closing price of XPO common stock on the New York Stock Exchange (“NYSE”) on July 29, 2014 with respect to 50% of such purchase and (2) the closing price of XPO common stock on the NYSE on the trading day immediately preceding September 2, 2014 with respect to the remaining 50% of such purchase. Due to the interrelationship between the New Breed Merger Agreement and the subscription agreement, the Company considers the substance of the consideration paid to be a combination of net cash and equity as described below.

The fair value of the total consideration paid under the New Breed Merger Agreement was $615.9 million and consisted of $585.8 million of net cash paid at the time of closing, including an estimate of the working capital adjustment, and $30.1 million of equity representing the fair value of 1,060,598 shares of the Company’s common stock at the closing market price of $32.45 per share on September 2, 2014 less a marketability discount on the shares issued due to a holding period restriction. The net cash paid at the time of closing consisted of $615.8 million less the $30.0 million used by Louis DeJoy to purchase XPO common stock per the subscription agreement.

On January 5, 2014, XPO Logistics entered into a definitive Agreement and Plan of Merger (the “Pacer Merger Agreement”) with Pacer International, Inc., providing for the acquisition of Pacer by the Company (the “Pacer Transaction”). Pacer is an asset-light North American freight transportation and logistics services provider. The closing of the transaction was effective on March 31, 2014 (the “Effective Time”). At the Effective Time, each share of Pacer’s common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time was converted into the right to receive (i) $6.00 in cash and (ii) 0.1017 of a share of XPO common stock, which amount is equal to $3.00 divided by the average of the volume-weighted average closing prices of XPO common stock for the ten trading days prior to the Effective Time (the “Pacer Merger Consideration”). Pursuant to the terms of the Pacer Merger Agreement, all vested and unvested Pacer options outstanding at the Effective Time were settled in cash based on the value of the Pacer Merger Consideration. In addition, all Pacer restricted stock, and all vested and unvested Pacer restricted stock units and performance units outstanding at the Effective Time were converted into the right to receive the Pacer Merger Consideration. The fair value of the total consideration paid under the Pacer Merger Agreement was $331.5 million and consisted of $223.3 million of cash payable at the time of closing and $108.2 million representing the fair value of 3,688,246 shares of the Company’s common stock at the closing market price of $29.41 per share on March 31, 2014 less a marketability discount on a portion of shares issued to certain former Pacer executives due to a holding period restriction. The marketability discount did not have a material impact on the fair value of the equity consideration provided.

On July 12, 2013, XPO Logistics entered into a Stock Purchase Agreement (the “3PD Agreement”) with 3PD Holding, Inc. (“3PD”), Logistics Holding Company Limited, Mr. Karl Meyer, Karl Frederick Meyer 2008 Irrevocable Trust II, Mr. Randall Meyer, Mr. Daron Pair, and Mr. James J. Martell to acquire all of the outstanding capital stock of 3PD (the “3PD Transaction”). 3PD is the largest non-asset, third party provider of heavy goods, last-mile logistics in North America. The closing of the 3PD Transaction occurred on August 15, 2013. The fair value of the total consideration paid under the 3PD Agreement was approximately $364.3 million, paid in cash, deferred payments (including an escrow), and $7.4 million of restricted shares of the Company’s common stock.

The 3PD Transaction along with the Pacer Transaction and New Breed Transaction are referred to as the “Pro Forma Transactions” below.

The following unaudited pro forma condensed combined financial statements and related notes combine the historical statements of operations of XPO Logistics, the statements of income of New Breed, the statements of comprehensive income of Pacer and the statements of comprehensive loss of 3PD.

For purposes of preparing the unaudited pro forma condensed combined financial statements, XPO Logistics has combined the XPO Logistics consolidated statement of operations with New Breed’s consolidated statement of income and Pacer’s consolidated statement of comprehensive income for the period ended December 31, 2013, and 3PD’s consolidated statement of comprehensive loss for the period ended August 14, 2013. The results of 3PD for the remainder of the year ended December 31, 2013 were included with the XPO historical results. For purposes of preparing the unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2014, XPO Logistics has combined the XPO Logistics condensed consolidated statement of operations with New Breed’s condensed consolidated statement of income for the period ended September 2, 2014 and Pacer’s condensed consolidated statement of comprehensive income for the three months ended March 31, 2014. The results of 3PD and the results of New Breed and Pacer for the remainder of the nine months ended September 30, 2014 were included with the XPO Logistics historical results. For purposes of preparing the unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2013, XPO Logistics has combined the XPO Logistics condensed consolidated statement of operations, New Breed’s condensed consolidated statement of income and Pacer’s condensed consolidated statement of comprehensive income for the nine months ended September 30, 2013, and 3PD’s consolidated statement of comprehensive loss for the period ended August 14, 2013. The results of 3PD for the remainder of the nine months ended September 30, 2013 were included with the XPO historical results. For purposes of preparing the unaudited pro forma condensed combined financial statements for the twelve months ended September 30, 2014, XPO Logistics has subtracted data for the nine months ended September 30, 2013 from the data for the year ended December 31, 2013 (both calculations which combined XPO Logistics’ condensed consolidated statement of operations, New Breed’s condensed consolidated statement of income and Pacer’s condensed consolidated statement of comprehensive income for the nine months ended September 30, 2013 and for the year ended December 31, 2013, respectively) and has added the data for the nine months ended September 30, 2014 (which combined XPO Logistics’ condensed consolidated statement of operations with New Breed’s condensed consolidated statement of income for the period ended September 2, 2014 and Pacer’s condensed consolidated statement of comprehensive income for the three months ended March 31, 2014).

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013, nine months ended September 30, 2014, nine months ended September 30, 2013, and twelve months ended September 30, 2014 give effect to the Pro Forma Transactions as if they had occurred on January 1, 2013. The unaudited pro forma condensed combined statement of operations of XPO Logistics as of and for the nine months ended September 30, 2014 were derived from its unaudited condensed consolidated financial statements as of September 30, 2014 (as filed on Form 10-Q with the SEC on November 7, 2014). The unaudited pro forma condensed combined statement of operations of XPO Logistics for the twelve months ended December 31, 2013 was derived from the audited consolidated financial statements of XPO Logistics for the year ended December 31, 2013 (as filed on Form 10-K with the SEC on February 26, 2014). The unaudited pro forma condensed combined statement of operations of XPO Logistics as of and for the nine months ended September 30, 2013 were derived from its unaudited condensed consolidated financial statements as of September 30, 2013 (as filed on Form 10-Q with the SEC on November 5, 2013). The unaudited pro forma condensed combined statement of operations of New Breed for the 245 day period ended September 2, 2014 was derived from its unaudited condensed consolidated financial statements as of September 2, 2014. The unaudited pro forma condensed combined statement of operations of New Breed for the twelve months ended December 31, 2013 was derived from its audited consolidated financial statements for the twelve months ended December 31, 2013 (as filed on Exhibit 99.2 to Form 8-K/A with the SEC on November 3, 2014). The unaudited pro forma condensed combined statement of operations of New Breed for the nine months ended September 30, 2013 was derived from its unaudited condensed consolidated financial statements as of September 30, 2013. The unaudited pro forma condensed combined statement of operations of Pacer for the three months ended March 31, 2014 was derived from its unaudited condensed consolidated financial statements as of March 31, 2014. The unaudited pro forma condensed combined statement of operations of Pacer for the twelve months ended December 31, 2013 was derived from its audited consolidated financial statements for the twelve months ended December 31, 2013 (as filed on Form 10-K with the SEC by Pacer on February 26, 2014). The unaudited pro forma condensed combined statement of operations of Pacer for the nine months ended September 30, 2013 was derived from its unaudited condensed consolidated financial statements as of September 30, 2013 (as filed on Form 10-Q with the SEC by Pacer on October 25, 2013). The unaudited pro forma condensed combined statement of operations of 3PD for the 226 days ended August 14, 2013 was derived from its unaudited consolidated financial statements for the 226 days ended August 14, 2013.

The historical consolidated financial information of XPO Logistics, the consolidated financial information of New Breed, the consolidated financial information of Pacer, and the consolidated financial information of 3PD have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Pro Forma Transactions, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma events may not be indicative of actual events that would have occurred had the combined businesses been operating as a separate and independent business and may not be indicative of future events which may occur. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements.

In addition, the unaudited pro forma condensed combined financial statements give effect to a proposed private placement of $350 million aggregate principal amount of 7.875% senior notes due September 1, 2019 issued at an assumed premium of 5% (the “$350 million private placement”).

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not intended to represent or be indicative of what the combined company’s financial position or results of income actually would have been had the Pro Forma Transactions and the $350 million private placement been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The unaudited pro forma condensed combined financial information does not include the impact of any revenue, cost or other operating synergies that may result from the Pro Forma Transactions.

XPO Logistics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2014

(In thousands, except per share data)

	XPO	New Breed	Conforming Adjustments 2(a)		Pro Forma Adjustments 2(b)			Pacer	Pro Forma Adjustments 4(a)			Pro Forma Combined
	Historic	Historic January 1, 2014 - September 2, 2014						Historic January 1, 2014 - March 31, 2014
Revenue	$1,525,882	$387,768	$—		$—			$235,500	$—			$2,149,150
Operating expenses
Cost of purchased transportation and services	1,170,509	—	—		—			185,200	—			1,355,709
Direct operating expense	102,118	322,964	14,710	(1)	(258)	(1	)(7)(8)(9)(11)	22,000	(310)	(1	)(5)(6)(7)(8)(9)	461,224
Sales, general and administrative expense	300,148	101,617	(14,710)	(1)	(56,674)	(1	)(12)(13)(14)	47,600	(16,729)	(1	)(2)(9)(10)(11)	361,252

Total operating expenses	1,572,775	424,581	—		(56,932)			254,800	(17,039)			2,178,185

Operating (loss) income	(46,893)	(36,813)	—		56,932			(19,300)	17,039			(29,035)

Other expense (income)	546	—	—		—			(300)	—			246
Interest expense (income)	31,303	18,907	—		26,178	(4	)(5)(6)	300	(91)	(4)		76,597

(Loss) income before income tax provision	(78,742)	(55,720)	—		30,754			(19,300)	17,130			(105,878)
Income tax (benefit) provision	(25,147)	(14,709)	—		14,589	(2)		(3,800)	8,964	(3)		(20,103)

Net (loss) income	(53,595)	(41,011)	—		16,165			(15,500)	8,166			(85,775)
Cumulative preferred dividends	(2,208)	—	—		—			—	—			(2,208)

Net (loss) income available to common shareholders	$(55,803)	$(41,011)	$—		$16,165			$(15,500)	$8,166			$(87,983)

Basic loss per share
Net loss	$(1.13)											$(1.63)
Diluted loss per share
Net loss	$(1.13)											$(1.63)
Weighted average common shares outstanding
Basic weighted average common shares outstanding	49,497				4,484	(3)			—			53,981
Diluted weighted average common shares outstanding	49,497				4,484	(3)			—			53,981

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

XPO Logistics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

(In thousands, except per share data)

	XPO	NewBreed	Conforming Adjustments 2(a)		Pro Forma Adjustments 2(b)			Pacer	Pro Forma Adjustments 4(a)			3PD	Pro Forma Adjustments 6(a)			Pro Forma Combined
												Historic January 1, 2013 - August 14, 2013
	Historic	Historic						Historic
Revenue	$702,303	$586,923	$—		$—			$980,600	$—			$214,457	$—			$2,484,283
Operating expenses
Cost of purchased transportation and services	578,796	—	—		—			753,900	—			147,239	—			1,479,935
Direct operating expense	6,355	476,224	24,817	(1)	(1,266)	(1 (9	)(7)(8) )(11)	93,000	(1,192)	(1 (7	)(5)(6) )(8)(9)	8,015	—			605,953
Sales, general and administrative expense	169,477	61,865	(24,817)	(1)	15,503	(1)		119,200	25,714	(1 (10	)(2)(9) )(11)	66,289	(11,546)	(1 (4	)(2)(3) )(5)(6)	421,685

Total operating expenses	754,628	538,089	—		14,237			966,100	24,522			221,543	(11,546)			2,507,573

Operating (loss) income	(52,325)	48,834	—		(14,237)			14,500	(24,522)			(7,086)	11,546			(23,290)

Other expense	478	—	—		—			—	—			290	—			768
Interest expense (income)	18,169	19,942	—		45,755	(4	)(5)(6)	1,100	(363)	(4)		14,824	(14,824)	(7)		84,603

(Loss) income before income tax provision	(70,972)	28,892	—		(59,992)			13,400	(24,159)			(22,200)	26,370			(108,661)
Income tax (benefit) provision	(22,442)	11,680	—		(23,397)	(2)		5,400	(8,780)	(3)		(5,369)	12,398	(8)		(30,510)

Net (loss) income	(48,530)	17,212	—		(36,595)			8,000	(15,379)			(16,831)	13,972			(78,151)
Cumulative preferred dividends	(2,972)	—	—		—			—	—			—	—			(2,972)
Undistributed earnings attributable to Series A Preferred Stock	—	(11,948)	—		11,948	(10)		—	—			—	—			—

Net (loss) income available to common shareholders	$(51,502)	$5,264	$—		$(24,647)			$8,000	$(15,379)			$(16,831)	$13,972			$(81,123)

Basic loss per share
Net loss	$(2.26)															$(1.56)
Diluted loss per share
Net loss	$(2.26)															$(1.56)
Weighted average common shares outstanding
Basic weighted average common shares outstanding	22,752				29,111	(3)			—				—			51,863
Diluted weighted average common shares outstanding	22,752				29,111	(3)			—				—			51,863

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

XPO Logistics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2013

(In thousands, except per share data)

	XPO	New Breed	Conforming Adjustments 2(a)		Pro Forma Adjustments 2(b)			Pacer Historic	Pro Forma Adjustments 4(a)			3PD	Pro Forma Adjustments 6(a)			Pro Forma Combined
												Historic January 1, 2013 - August 14, 2013
	Historic	Historic
Revenue	$445,071	$428,268	$—		$—			$720,700	$—			$214,457	$—			$1,808,496
Operating expenses
Cost of purchased transportation and services	374,636	—	—		—			551,300	—			147,239	—			1,073,175
Direct operating expense	2,077	342,071	18,875	(1)	(901)	(1 (8	)(7) )(9)(11)	70,200	(887)	(1 (7	)(5)(6) )(8)(9)	8,015	—			439,450
Sales, general and administrative expense	112,159	48,146	(18,875)	(1)	11,408	(1)		88,800	20,540	(1	)(2)(9)	66,289	(11,546)	(1 (4	)(2)(3) )(5)(6)	316,921

Total operating expenses	488,872	390,217	—		10,507			710,300	19,653			221,543	(11,546)			1,829,546

Operating (loss) income	(43,801)	38,051	—		(10,507)			10,400	(19,653)			(7,086)	11,546			(21,050)

Other expense	294	—	—		—			—	—			290	—			584
Interest expense (income)	12,585	14,833	—		34,487	(4	)(5)(6)	900	(272)	(4)		14,824	(14,824)	(7)		62,533

(Loss) income before income tax provision	(56,680)	23,218	—		(44,994)			9,500	(19,381)			(22,200)	26,370			(84,167)
Income tax (benefit) provision	(18,748)	9,100	—		(17,548)	(2)		3,500	(7,266)	(3)		(5,369)	12,398	(8)		(23,933)

Net (loss) income	(37,932)	14,118	—		(27,446)			6,000	(12,115)			(16,831)	13,972			(60,234)
Cumulative preferred dividends	(2,229)	—	—		—			—				—	—			(2,229)
Undistributed earnings attributable to Series A Preferred Stock	—	(9,810)	—		9,810	(10)		—	—			—	—			—

Net (loss) income available to common shareholders	$(40,161)	$4,308	$—		$(17,636)			$6,000	$(12,115)			$(16,831)	$13,972			$(62,463)

Basic loss per share
Net loss	$(1.99)															$(1.21)
Diluted loss per share
Net loss	$(1.99)															$(1.21)
Weighted average common shares outstanding
Basic weighted average common shares outstanding	20,167				31,517	(3)			—				—			51,684
Diluted weighted average common shares outstanding	20,167				31,517	(3)			—				—			51,684

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

XPO Logistics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Twelve Months Ended September 30, 2014

(In thousands, except per share data)

	XPO	New Breed	Conforming Adjustments 2(a)		Pro Forma Adjustments 2(b)			Pacer	Pro Forma Adjustments 4(a)			Pro Forma Combined
		Historic October 1, 2013 - September 2, 2014						Historic October 1, 2013 - March 31, 2014
	Historic
Revenue	$1,783,114	$546,423	$—		$—			$495,400	$—			$2,824,937
Operating expenses
Cost of purchased transportation and services	1,374,669	—	—		—			387,800	—			1,762,469
Direct operating expense	106,396	457,117	20,652	(1)	(623)	(1 (8	)(7) )(9)(11)	44,800	(615)	(1 (7	)(5)(6) )(8)(9)	627,727
Sales, general and administrative expense	357,466	115,336	(20,652)	(1)	(52,579)	(1 (13	)(12) )(14)	78,000	(11,555)	(1 (10	)(2)(9) )(11)	466,016

Total operating expenses	1,838,531	572,453	—		(53,202)			510,600	(12,170)			2,856,212

Operating (loss) income	(55,417)	(26,030)	—		53,202			(15,200)	12,170			(31,275)

Other expense (income)	730	—	—		—			(300)	—			430
Interest expense (income)	36,887	24,016	—		37,446	(4	)(5)(6)	500	(182)	(4)		98,667

(Loss) income before income tax provision	(93,034)	(50,046)	—		15,756			(15,400)	12,352			(130,372)
Income tax (benefit) provision	(28,841)	(12,129)	—		8,740	(2)		(1,900)	7,450	(3)		(26,680)

Net (loss) income	(64,193)	(37,917)	—		7,016			(13,500)	4,902			(103,692)
Undeclared cumulative preferred dividends	(2,951)	—	—		—			—	—			(2,951)
Undistributed earnings attributable to Series A Preferred Stock	—	(2,138)	—		2,138	(10)		—	—			—

Net (loss) income available to common shareholders	$(67,144)	$(40,055)	$—		$9,154			$(13,500)	$4,902			$(106,643)

Basic loss per share
Net loss	$(1.50)											$(1.99)
Diluted loss per share
Net loss	$(1.50)											$(1.99)
Weighted average common shares outstanding
Basic weighted average common shares outstanding	44,689				8,892	(3)			—			53,581
Diluted weighted average common shares outstanding	44,689				8,892	(3)			—			53,581

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Data

(Dollar Amounts are Presented in Thousands)

(1)	New Breed Purchase Price

The purchase price of $615,857 and the allocation of the purchase price below are considered final, except for the fair value of accounts receivable, property and equipment, intangible assets, taxes and assumed liabilities. For illustrative purposes the allocation of the purchase price to the fair value of New Breed’s net assets acquired at the acquisition date of September 2, 2014 is presented as follows.

Description
Purchase price	$615,857
Carrying value of New Breed net assets acquired	148,893
Plus: Fair value of trademarks/trade names	4,460
Plus: Fair value of contractual customer relationships asset	115,120
Less: Fair value of contractual customer relationships liability	(5,640)
Plus: Fair value of non-contractual customer relationships	15,210
Plus: Fair value of acquired technology	19,580
Plus: Fair value adjustment to property and equipment	25,196
Plus: Asset for acquired favorable leasehold interests	2,034
Less: Liability for acquired unfavorable leasehold interests	(3,049)
Less: Net deferred tax liability on step-up of net tangible and intangible assets	(57,217)

Fair value of goodwill	351,270

(2)	Description of New Breed Conforming and Pro Forma Adjustments, as presented for the 245 days ended September 2, 2014 in the nine months ended September 30, 2014 Unaudited Pro Forma Condensed Combined Statement of Operations and in the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2013, the nine months ended September 30, 2013, and the 337 days ended September 2, 2014 in the twelve months ended September 30, 2014 Unaudited Pro Forma Condensed Combined Statement of Operations

a.	Represents conforming reclassification adjustments to present New Breed historical financial information in line with the XPO Logistics presentation:

(1)	To reclassify net sales, general and administrative expense of $14,710, $24,817, $18,875 and $20,652 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively, to direct operating expense to conform to the XPO presentation. Historical information technology-related direct operating expense of $4,399, $6,347, $4,788 and $5,958 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively, was reclassified from direct operating expense to sales, general and administrative expense. The expense represents the cost of New Breed’s corporate information technology functions which XPO classifies as sales, general and administrative expense. Historical depreciation expense classified within sales, general and administrative expense of $19,109, $31,164, $23,663 and $26,610 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively, was reclassified from sales, general and administrative expense to direct operating expense. The expense represents the depreciation related to New Breed’s operating facilities which was previously classified in a separate line item on the historical statements of operations.

b.	Represents purchase price adjustments for the New Breed Transaction as follows:

(1)	To record pro forma depreciation and amortization expense of $16,420, $24,116, $18,088 and $22,448 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively, on the portion of the purchase price allocated to tangible and intangible assets. Historical depreciation expense related to New Breed’s proprietary technology was $2,930, $4,194, $2,949 and $4,175 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014, respectively. Historical amortization expense of New Breed’s intangible assets was $0, $942, $942 and $0 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014, respectively. The pro forma adjustment reflects the incremental increase to depreciation and amortization expense of $13,490, $18,980, $14,197 and $18,273 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014, respectively. $2,228, $3,477, $2,789 and $2,916 were recorded through direct operating expense and $11,262, $15,503, $11,408 and $15,357 were recorded through sales, general and administrative expense, respectively. Pro forma depreciation and amortization is calculated as follows:

			Estimated Depreciation/Amortization(a)
	Preliminary Fair Value	Estimated Weighted Average Life (years)	For the 245 days ended September 2, 2014	For the 12 months ended December 31, 2013	For the 9 months ended September 30, 2013	For the 337 days ended September 2, 2014
Trademarks/trade names	$4,460	1.00	$—	$4,460	$3,345	$1,115
Non-contractual customer relationships	15,210	14.00	729	1,086	815	1,000
Contractual customer relationships asset	115,120	12.00	10,353	10,618	7,964	13,007

	$134,790		$11,082	$16,164	$12,124	$15,122

Technology	$19,580	4.00	$3,286	$4,895	$3,671	$4,510
Fair value adjustment to property and equipment	25,196	8.24	2,052	3,057	2,293	2,816

	$44,776		$5,338	$7,952	$5,964	$7,326

Total depreciation and amortization expense			$16,420	$24,116	$18,088	$22,448

(a)	For the trademarks/trade names and customer relationships intangible assets, amortization expense has been calculated in proportion to the weight of the undiscounted cash flows used to determine the fair value of the respective assets. For the remaining intangible assets, amortization expense has been calculated using the straight-line method over the estimated useful life.

(2)	Represents the income tax effect of the pro forma adjustments based on the statutory tax rate adjusted for the impact of non-deductible transaction costs.

(3)	Represents the adjustment to basic and diluted weighted average shares outstanding to account for the effects of the August 2013 and February 2014 equity issuances and the Pro Forma Transactions as if they had occurred on January 1, 2013 for purposes of presenting earnings per share.

(4)	To remove historic interest expense related to the long-term debt not assumed in the New Breed Transaction and the amortization of deferred financing costs eliminated in purchase accounting of $18,962, $20,164, $14,972 and $24,154 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(5)	To record pro forma interest expense related to the issuance of the 7.875% Senior Notes due 2019 and amortization of the respective debt issuance costs of $26,931, $41,447, $31,085 and $37,293 for the 237 days ended August 25, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 329 days ended August 25, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(6)	To record interest expense related to the issuance of the proposed $350 million private placement by XPO Logistics and amortization of the respective debt issuance costs of $18,209, $24,472, $18,374 and $24,307 for the nine months ended September 30, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and twelve months ended September 30, 2014 unaudited pro forma condensed combined statements of operations, respectively. The pro forma adjustments assume an interest rate on the debt of 7.875% and a premium of 5% which results in an effective interest rate of 6.645%. The following table shows a sensitivity analysis of the effect of a 1/8% change in the stated interest rate on pro forma interest expense:

	Assumed Stated Interest Rate	Assumed Effective Interest Rate	For the Nine Months Ended September 30, 2014	For the Twelve Months Ended December 31, 2013	For the Nine Months Ended September 30, 2013	For the Twelve Months Ended September 30, 2014
Assumed interest rate	7.875%	6.645%	$18,096	$24,322	$18,261	$24,157
Decrease of 1/8%	7.750%	6.523%	$17,765	$23,876	$17,927	$23,714
Increase of 1/8%	8.000%	6.766%	$18,428	$24,767	$18,596	$24,599

(7)	To remove historic amortization of the deferred rent liability eliminated in purchase accounting of ($469), $355, $137 and ($251) for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(8)	To remove amortization of the deferred contract costs eliminated in purchase accounting of $1,171, $1,668, $1,271 and $1,568 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(9)	To record net amortization of acquired favorable and unfavorable leasehold interests recorded in purchase accounting of ($78), ($95), ($55) and ($118) for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(10)	To eliminate undistributed earnings attributable to Series A preferred stock in purchase accounting of $11,948, $9,810 and $21,758 for the twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(11)	To record amortization of a loss contract recorded in purchase accounting of $768, $3,335, $2,501 and $1,602 for the 245 days ended September 2, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013 and 337 days ended September 2, 2014 unaudited pro forma condensed combined statements of operations, respectively.

(12)	Represents the removal of $57,929 of non-recurring deal costs incurred by New Breed in the 245 days ended September 2, 2014 and 337 days ended September 2, 2014 in conjunction with the New Breed Transaction.

(13)	Represents the removal of $6,250 of non-recurring deal costs incurred by XPO in the 245 days ended September 2, 2014 and 337 days ended September 2, 2014 in conjunction with the New Breed Transaction.

(14)	To remove historic New Breed stock compensation expense of $3,757 related to the vesting of equity awards outstanding to New Breed employees upon a change in control in the 245 days ended September 2, 2014 and 337 days ended September 2, 2014. No stock compensation expense was recorded by XPO related to New Breed employees in the periods presented. Compensation expense has not been recognized for performance-based awards due to the inability to determine whether the performance goals would have been met assuming the performance based targets were set on January 1, 2013.

(3)	Pacer Purchase Price

The purchase price of $331,488 and the allocation of the purchase price below are considered final, except for the fair value of taxes and assumed liabilities. For illustrative purposes the allocation of the purchase price to the fair value of Pacer’s net assets acquired at the acquisition date of March 31, 2014 is presented as follows.

Description
Purchase price	$331,488
Carrying value of Pacer net assets acquired	74,925
Plus: Fair value of trademarks/trade names	2,760
Plus: Fair value of non-compete agreements	2,310
Plus: Fair value of contractual customer relationships	66,250
Plus: Fair value of non-contractual customer relationships	1,010
Plus: Fair value of acquired technology	13,190
Less: Fair value adjustment to property and equipment	(2,501)
Plus: Asset for acquired favorable leasehold interests	1,455
Less: Liability for acquired unfavorable leasehold interests	(3,941)
Less: Net deferred tax liability on step-up of net tangible and intangible assets	(12,364)

Fair value of goodwill	$188,394

(4)	Description of Pacer Pro Forma Adjustments, as presented for the three months ended March 31, 2014 in the nine months ended September 30, 2014 Unaudited Pro Forma Condensed Combined Statement of Operations and in the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2013 and the nine months ended September 30, 2013, and the six months ended March 31, 2014 in the twelve months ended September 30, 2014 Unaudited Pro Forma Condensed Combined Statement of Operations

a.	Represents purchase price adjustments for the Pacer Transaction as follows:

(1)

To record pro forma depreciation and amortization expense of $4,605, $30,534, $22,900 and $12,239 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014 unaudited pro forma condensed combined statements of operations, respectively, on the portion of the purchase price allocated to tangible and intangible assets. There was no historical intangible asset amortization expense recorded by Pacer for the three, twelve, nine, and six month periods, respectively. Historical depreciation expense related to Pacer’s proprietary technology was $473, $1,786, $1,314 and $945 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively. The pro forma adjustments are shown on a net basis. $89, $398, $307 and $180 were recorded through direct operating expense and $4,043, $28,350, $21,279 and $11,114 were recorded through sales, general and administrative expense, respectively. Pro forma depreciation and amortization is calculated as follows:

			Estimated Depreciation/Amortization(a)
	Fair Value	Estimated Weighted Average Life (years)	For the 3 months ended March 31, 2014	For the 12 months ended December 31, 2013	For the 9 months ended September 30, 2013	For the 6 months ended March 31, 2014
Trademarks/trade names	$2,760	1.00	$—	$2,760	$2,070	$690
Non-compete agreements	2,310	6.00	96	385	289	192
Non-contractual customer relationships	1,010	14.00	18	72	54	36
Contractual customer relationships—# 1	25,800	8.00	672	3,380	2,535	1,517
Contractual customer relationships—# 2	39,490	3.00	3,022	20,772	15,579	8,215
Contractual customer relationships—# 3	960	3.00	80	297	222	155

	$72,330		$3,888	$27,666	$20,749	$10,805

Technology	$13,190	4.00	$824	$3,298	$2,473	$1,649
Fair value adjustment to property and equipment	(2,501)	5.82	(107)	(430)	(322)	(215)

	$10,689		$717	$2,868	$2,151	$1,434

Total depreciation and amortization expense			$4,605	$30,534	$22,900	$12,239

(a)	For the trademarks/trade names and customer relationships intangible assets, amortization expense has been calculated in proportion to the weight of the undiscounted cash flows used to determine the fair value of the respective assets. For the remaining intangible assets, amortization expense has been calculated using the straight-line method over the estimated useful life.

(2)	As part of the Pacer Transaction, Pacer management entered into new employment agreements with XPO Logistics which provide for stock compensation. Based on the contractual nature of the agreements, the adjustments reflect the change in stock compensation expense under each arrangement. All new arrangements include only time-based awards. Stock compensation under the new agreements was $194, $1,708, $1,514 and $388 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively. Pacer had historic stock compensation expense of $555, $2,523, $2,000 and $1,078 for the three, twelve, nine and six month periods, respectively. The pro forma adjustments show the respective net reductions to stock compensation expense of $361, $815, $486 and $690, respectively.

(3)	Represents the income tax effect of the pro forma adjustments based on the statutory tax rate adjusted for the impact of non-deductible transaction costs.

(4)	To remove historic interest expense related to the amortization of deferred financing costs eliminated in purchase accounting of $91, $363, $272 and $182 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively.

(5)	To remove historic amortization of the deferred rent liability eliminated in purchase accounting of $22, $157, $118 and $61 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively.

(6)	To remove historic amortization of the lease origination costs eliminated in purchase accounting of $13, $51, $33 and $31 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively.

(7)	To remove historic amortization of the deferred planned major maintenance costs eliminated in purchase accounting of $268, $1,069, $794 and $543 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively.

(8)	To remove historic amortization of the deferred gain on sale leaseback transactions eliminated in purchase accounting of $76, $698, $623 and $151 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively.

(9)	To record net amortization of the favorable and unfavorable leasehold interests recorded in purchase accounting related to Pacer’s railcar, chassis and real property leases of $300, $1,662, $1,361 and $601 for the three months ended March 31, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and six months ended March 31, 2014, respectively. $216, $1,325, $1,108 and $433 were recorded through direct operating expense and $84, $337, $253 and $168 were recorded through sales, general and administrative expense, respectively, based on the nature of the respective leases.

(10)	Represents the removal of $15,798, $1,307 and $17,105 of non-recurring deal costs incurred by Pacer in the three months ended March 31, 2014, twelve months ended December 31, 2013, and six months ended March 31, 2014, respectively, in conjunction with the Pacer Transaction.

(11)	Represents the removal of $4,529, $177 and $4,706 of non-recurring deal costs incurred by XPO in the three months ended March 31, 2014, twelve months ended December 31, 2013, and six months ended March 31, 2014, respectively, in conjunction with the Pacer Transaction.

(5)	3PD Purchase Price

The purchase price of $364,329 and the allocation of the purchase price below are considered final. For illustrative purposes the allocation of the purchase price to the fair value of 3PD’s net assets acquired at the acquisition date of August 15, 2013 is presented as follows.

Description
Purchase price	$364,329
Carrying value of 3PD net assets acquired	14,026
Plus: Fair value of trademarks/trade names	5,900
Plus: Fair value of non-compete agreements	1,550
Plus: Fair value of customer relationships	110,600
Plus: Fair value of carrier relationships	12,100
Plus: Fair value of acquired technology	18,000
Less: Net deferred tax liability on step-up of net tangible and intangible assets	(29,196)

Fair value of goodwill	$231,349

(6)	Description of 3PD Pro Forma Adjustments, as presented for the 226 days ended August 14, 2013 in the twelve months ended December 31, 2013 and nine months ended September 30, 2013 Unaudited Pro Forma Condensed Combined Statements of Operations

a.	Represents purchase price adjustments for the 3PD Transaction as follows:

(1)	To record pro forma depreciation and amortization expense of $14,850 for the 226 days ended August 14, 2013 unaudited pro forma condensed combined statement of operations on the portion of the purchase price allocated to tangible and intangible assets. 3PD had historic depreciation and amortization of the respective tangible and intangible assets of $6,812 for the 226 days ended August 14, 2013. The pro forma adjustment reflects the incremental increase to depreciation and amortization expense of $8,038 for the 226 days ended August 14, 2013. Pro forma depreciation and amortization is calculated as follows:

		Estimated Weighted Average Life (years)	Estimated Depreciation/ Amortization(a)
	Fair Value		For the 226 days ended August 14, 2013
Trademarks/tradenames	$5,900	4.00	$1,078
Non-compete agreements—principals	950	5.00	118
Non-compete agreements—other executives	600	4.00	93
Carrier relationships	12,100	2.00	3,746
Customer relationships	110,600	10.00	7,029

	$130,150		$12,064

Technology	$18,000	4.00	$2,786

Total depreciation and amortization expense			$14,850

(a)	For the trademarks/trade names and customer relationships intangible assets, amortization expense has been calculated in proportion to the weight of the undiscounted cash flows used to determine the fair value of the respective assets. For the remaining intangible assets, amortization expense has been calculated using the straight-line method over the estimated useful life.

(2)	Represents the removal of management fees related to the former owners of 3PD of $745 for the 226 days ended August 14, 2013 unaudited pro forma condensed combined statements of operations.

(3)	As part of the 3PD Transaction, 3PD management entered into new employment agreements with XPO Logistics which provide for stock compensation. Based on the contractual nature of the agreements, the adjustments reflect the change in stock compensation expense under each arrangement. Stock compensation under the new agreements was $497 for the 226 days ended August 14, 2013. 3PD had historic stock compensation expense of $1,597 for the 226 day period. The pro forma adjustment shows the respective net difference to stock compensation expense of ($1,100). The stock compensation expense recognized in the pro forma financial statements for the new arrangements includes only the time-based awards granted. Compensation expense has not been recognized for performance-based awards due to the inability to determine whether the performance goals would have been met assuming the performance based targets were set on January 1, 2013.

(4)	Represents the removal of amortization related to deferred financing costs of 3PD not acquired in the 3PD Transaction of $1,117 for the 226 days ended August 14, 2013 unaudited pro forma condensed combined statements of operations, respectively.

(5)	Represents the removal of $13,301 of non-recurring deal costs incurred by Sellers in the 226 days ended August 14, 2013 unaudited pro forma condensed combined statements of operations, respectively, in conjunction with the 3PD Transaction.

(6)	Represents the removal of $3,321 of non-recurring deal costs incurred by XPO in the 226 days ended August 14, 2013 unaudited pro forma condensed combined statements of operations, respectively, in conjunction with the 3PD Transaction.

(7)	Represents the removal of interest related to debt of 3PD not assumed in the 3PD Transaction of $14,824 for the 226 days ended August 14, 2013 unaudited pro forma condensed combined statements of operations, respectively.

(8)	Represents the income tax effect of the pro forma adjustments based on the statutory tax rate adjusted for the impact of non-deductible transaction costs.